Exhibit 99.4

Filed pursuant to Rule 425 under the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934, as amended
Filing Person: Griffin Capital Essential Asset REIT
Subject Company: Signature Office REIT
Commission File No.: 000-54248

SIGNATURE OFFICE REIT/GRIFFIN CAPITAL ESSENTIAL ASSET REIT
PROPOSED MERGER STOCKHOLDER Q&A

1.	Who is Griffin Capital Essential Asset REIT, Inc.?

Griffin Capital Essential Asset REIT (“GCEAR”) is a public, non-traded REIT that invests primarily in single-tenant office and industrial properties. GCEAR is a Maryland corporation that commenced operations in 2009. GCEAR has no employees and is externally advised and managed by Griffin Capital Essential Asset Advisor, LLC. The advisor is owned by Griffin Capital Corporation, a private real estate company that has been operating since 1995.

2.	What will happen to my Signature Office REIT shares?

If the transaction is approved, every share of Signature Office REIT will be converted into 2.04 shares of GCEAR upon the closing of the transaction. The conversion will happen automatically upon completion of the merger.

3.	Why are you doing this transaction now?

The Signature Office REIT board believes that the transaction is in the best long-term interests of the Signature Office REIT and their stockholders and provides an opportunity for stockholders of Signature Office REIT to own stock in an entity that has greater scale, size and diversification, while also providing broader liquidity event options in the future. The proposed merger transaction provides those benefits while garnering merger consideration that the board of directors believed to be the best alternative after consideration of various strategic alternatives. Further information about the merits of the proposed transaction is included in an investor presentation posted to Signature’s web site at www.SignatureREIT.com.

4.	Now that an agreement has been signed, what happens next?

The transaction requires Signature Office REIT stockholder approval to close, which requires the filing of a proxy statement with the SEC and, potentially, responding to SEC comments. The transaction also requires SEC approval of the registration of the shares of GCEAR to be issued in the merger. Signature Office REIT is working with GCEAR to prepare a joint proxy statement/prospectus relating to the Signature Office REIT stockholder meeting and proposed share issuance. Due to the uncertainties of the SEC review process, the exact timing of the Signature Office REIT stockholder meeting is not known. However, we expect a Signature Office REIT stockholder meeting to occur in the first half of 2015 and the merger will close shortly thereafter.

5.	What is the required Signature Office REIT stockholder vote?

At least a majority of the outstanding shares of common stock of Signature Office REIT must approve the merger in order for the merger to take place.

6.	How long will this transaction take? When will I get my stock?

Due to the uncertainties of the SEC review process with respect to the joint proxy statement/ prospectus, the exact timing of the Signature Office REIT stockholder meeting is not known. However, we expect a stockholder meeting to occur in the first half of 2015 and the merger will close shortly thereafter. Your shares will become shares of GCEAR automatically upon the closing of the merger. You will not receive a share certificate as your shares will be issued in book-entry form only. We expect that GCEAR will send you a notice of your holdings in connection with the issuance.

7.	Will Signature Office REIT continue to pay its quarterly distribution until the closing of the merger?

Signature Office REIT expects to continue to pay distributions to the holders of its common stock until the closing of the merger. Any such dividends declared with a record date prior to the closing of the merger but unpaid at the time of the merger will be payable by Signature Office REIT to the transfer agent and then disbursed after the merger.

8.	How many shares of stock will I get?

2.04 shares of GCEAR for every one share of Signature Office REIT.

9.	I don’t understand how my Signature Office REIT shares will convert into GCEAR Shares.

This will be done automatically through a book-entry process as the shares of GCEAR, like Signature’s shares, are uncertificated. We expect that GCEAR will send you a notice of your holdings shortly after the closing of the merger.

10.	Upon completion of the exchange, what will happen to any fractional shares I have of Signature Office REIT?

Fractional shares of Signature Office REIT will also convert to shares and/or fractional shares of GCEAR at a 2.04 ratio in connection with the merger.

11.	How much are the shares in GCEAR worth?

Like Signature Office REIT, GCEAR’s stock is currently not listed on a national securities exchange and, as such, is not publicly traded and does not have an established market value. The joint proxy statement/ prospectus will include an opinion of the financial advisor to Signature regarding the fairness of the merger consideration. The discussion of that opinion will include information regarding a range of potential values for the two companies under various valuation methodologies. You should review the joint proxy statement/prospectus carefully when it becomes available. Information about GCEAR and Signature Office REIT is also included in an investor presentation posted to Signature’s web site at www.SignatureREIT.com.

12.	Is the share price of GCEAR going to change?

Griffin Capital last announced an estimated value of its shares on February 15, 2013 (as of December 31, 2012). GCEAR has informed us that, at this time, they expect to update that valuation in 2015.

13.	I don’t want stock. Can I get all cash?

There is no cash election option in the merger transaction. However, the merger agreement provides that, after closing of the merger, Signature Office REIT stockholders may participate in GCEAR’s

Share Redemption Program, subject to the limits of the plan, which can be terminated or amended by GCEAR at any time upon 30 days’ notice. Under GCEAR’s Share Redemption Program and the merger agreement, stockholders of Signature will be deemed to have acquired GCEAR shares on the date of the issuance of their Signature shares and for the same price as that paid to Signature, adjusted for the conversion rate of 2.04. For more information about GCEAR’s Share Redemption Program, please see GCEAR’s Annual Report on Form 10-K as filed at www.SEC.gov.

14.	Will I have a tax consequence from this transaction?

No.

15.	Is there paperwork required by stockholders of Signature Office REIT as part of this transaction?

No.

16.	What is my proof of ownership for GCEAR shares?

You will receive an account statement after the merger from the transfer agent of GCEAR, which is also the transfer agent of Signature Office REIT.

17.	Does GCEAR pay a distribution to stockholders?

Yes. GCEAR’s current annualized distribution rate is currently $0.6939 per share. After giving effect to the 2.04 exchange ratio, one previously owned share of Signature Office REIT would receive distributions at an annual rate of approximately $1.42 based on the GCEAR distribution rate above.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding intent, belief or expectations of Signature and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the expected timing of completion of the proposed merger. These statements are based on current expectations, and actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the merger or failure to satisfy other conditions to completion of the merger; (3) the inability to complete the merger within the expected time period or at all, including due to the failure to obtain the approval of the Signature stockholders or the failure to satisfy other conditions to completion of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed merger; (5) the effect of the announcement of the merger on Griffin’s or Signature's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the performance of the respective portfolios generally; (7) the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic transactions and relationships in the future or at all; (8) the ability to realize upon attractive investment opportunities; and (9) future cash available for distribution. Neither Signature nor Griffin guarantees that the assumptions underlying such forward-looking statements are free from errors. Discussions of additional important factors and assumptions are contained in

Signature’s and Griffin’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in each company’s Annual Report on Form 10-K for the year ended December 31, 2013. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Signature and Griffin will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication, unless noted otherwise. Except as required under the federal securities laws and the rules and regulations of the SEC, Signature does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to Find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws. Griffin and Signature expect to prepare and file with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED BY GRIFFIN AND SIGNATURE IN CONNECTION WITH THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRIFFIN, SIGNATURE AND THE PROPOSED MERGER. INVESTORS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge by accessing Signature’s website (http://www.signaturereit.com) or by accessing Griffin’s website (http://www. griffincapital.com/griffin-capital-essential-asset-reit). Investors may also read and copy any reports, statements and other information filed by Griffin or Signature with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding Signature’s directors and executive officers is available in its proxy statement filed with the SEC by Signature on May 20, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding Griffin’s directors and executive officers is available in its proxy statement filed with the SEC by Griffin on April 18, 2014 in connection with its 2014 annual meeting of stockholders. Certain directors and executive officers of Signature and other persons may have direct or indirect interests in the merger due to securities holdings, pre-existing or future indemnification arrangements and rights to severance payments and retention bonuses if their employment is terminated prior to or following the merger. If and to the extent that any of the Signature participants will receive any additional benefits in connection with the merger, the details of those benefits will be described in the joint proxy statement/prospectus relating to the merger. Investors and security holders may obtain additional information regarding the direct and indirect interests of Signature and its executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

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